Exhibit 10.1

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT (“Amendment”), is made as of February 1, 2005, by and between MAYOR’S JEWELERS, INC., a Delaware corporation (the “EMPLOYER”) and THOMAS A. ANDRUSKEVICH, domiciled in New Jersey (the “EXECUTIVE”).

WHEREAS, the EMPLOYER and the EXECUTIVE are parties to that certain Employment Agreement dated as of October 29, 2002 (the “Employment Agreement”), pursuant to which the EMPLOYER agreed to hire the EXECUTIVE upon the terms and conditions contained therein; and

WHEREAS, the parties desire to confirm and document certain modifications and changes to the terms and conditions of the Employment Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Employment Agreement

a.	The last sentence of Section 4.2 of the Amended Employment Agreement is hereby amended in its entirety to read as follows:

4.2 The EMPLOYER shall pay the entire annual bonus (if any) that is payable with respect to a fiscal year in a lump sum cash payment as soon as practicable after the Compensation Committee can determine whether the performance goals have been achieved based on the EMPLOYER’s audited financial results for such year but no later than the earlier of two and one half months after such fiscal year end or the date on which the audited financial statements are completed and filed with the Securities and Exchange Commission.

2.	Full Force and Effect. All of the provisions of the Employment Agreement shall continue in full force and effect except as expressly modified by this Amendment.

3.	Counterparts. The parties may sign this Amendment, which may be delivered by facsimile, in counterparts. Each signed counterpart will be an original; and all of them constitute one and the same agreement.

NOW THEREFORE, the parties have entered into this Amendment effective as of the date first above written.

EMPLOYER		EXECUTIVE

MAYOR’S JEWELERS, INC.

/s/ Marc Weinstein		/s/ Thomas A. Andruskevich
By:	Marc Weinstein
Its:	Senior Vice President & Chief Administrative Officer	THOMAS A. ANDRUSKEVICH